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                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITOR



We hereby consent to the incorporation by reference in Cone Mills Corporation's Registration Statements on Form S-8 (Nos. 33-31977; 33-31979; 33-51951; 33-51953; 33-53705, 33-67800, 333-37054, and 333-60954) of our reports; dated
February 8, 2002, with respect to the consolidated financial statements and schedule included in the Annual Report on Form 10-K of Cone Mills Corporation for the fiscal year ended December 30, 2001.




/s/McGladrey & Pullen LLP


Greensboro, North Carolina
March 27, 2002